UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 18, 2012

WILLBROS GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

1-34259	Delaware	30-0513080
(Commission File Number)	(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

4400 Post Oak Parkway, Suite 1000, Houston, Texas		77027
(Address of Principal Executive Offices)		(Zip Code)

(713) 403-8000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On July 18, 2012, J. Robert Berra, Executive Vice President, Sales & Marketing for Willbros Group, Inc. (the “Company”), resigned from the Company to pursue other opportunities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLBROS GROUP, INC.

Date: July 24, 2012	By:	/s/ Van A. Welch
Van A. Welch
Executive Vice President and
Chief Financial Officer

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